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                                                                  EXHIBIT 10(g)


                           MOBILE AMERICA CORPORATION

                                 INCENTIVE PLAN

                             (AS AMENDED JULY 1999)


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                           MOBILE AMERICA CORPORATION
                                 INCENTIVE PLAN

                               TABLE OF CONTENTS

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Article I         Purpose........................................................................................25

         1.1      The purpose of the Mobile America Corporation Incentive Plan ("Plan") is to assist Mobile
                  America Corporation (the "Company"), together with any successor thereto, and its Affiliates in attracting and retaining highly competent individuals to serve as Key Employees and as
                  Non-Employee Directors who will contribute to the Company's success, and in motivating such persons to achieve long-term objectives which will inure to the benefit of all shareholders of the Company................................................................................25


Article II        Definitions....................................................................................25
         2.1      AFFILIATE......................................................................................25
         2.2      AWARD..........................................................................................25
         2.3      AWARD AGREEMENT................................................................................25
         2.4      CODE...........................................................................................25
         2.5      COMMITTEE......................................................................................25
         2.6      DIRECTOR GRANT COMMITTEE.......................................................................25
         2.7      EXCHANGE ACT...................................................................................25
         2.8      FAIR MARKET VALUE..............................................................................25
         2.9      INCENTIVE STOCK OPTION.........................................................................25
         2.10     KEY EMPLOYEE...................................................................................26
         2.11     NON-EMPLOYEE DIRECTOR..........................................................................26
         2.12     NON-QUALIFIED STOCK OPTION.....................................................................26
         2.13     OPTION.........................................................................................26
         2.14     PARTICIPANT....................................................................................26
         2.15     PERFORMANCE AWARD..............................................................................26
         2.16     PLAN...........................................................................................26
         2.17     RESTRICTED STOCK...............................................................................26
         2.18     RULE 16B-3.....................................................................................26
         2.19     SHARES.........................................................................................26
         2.20     STOCK APPRECIATION RIGHTS......................................................................26


Article III       Administration.................................................................................27
         3.1      COMMITTEE......................................................................................27
         3.2      DIRECTOR GRANT COMMITTEE.......................................................................27


Article IV        Shares.........................................................................................28
         4.1      NUMBER OF SHARES AVAILABLE.....................................................................28
         4.2      SHARES SUBJECT TO TERMINATED AWARDS............................................................28
         4.3      ADJUSTMENTS....................................................................................28


Article V         Stock Options and Stock Appreciation Rights....................................................28
         5.1      GRANT OF OPTION................................................................................29
         5.2      STOCK APPRECIATION RIGHTS......................................................................29
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         5.3      COMPLIANCE WITH CODE SECTION 162(M)............................................................29


Article VI        Other Share-Based Awards.......................................................................30
         6.1      GRANT OF OTHER AWARDS..........................................................................30


Article VII       Terms Applicable to All Awards Granted Under the Plan..........................................30
         7.1      AWARD AGREEMENT................................................................................30
         7.2      AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER; NO LIMITATIONS ON OTHER AWARDS...................30
         7.3      LIMITATIONS ON TRANSFER OF AWARDS..............................................................30
         7.4      TAXES..........................................................................................30
         7.5      RIGHTS AND STATUS OF RECIPIENTS................................................................31
         7.6      AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES.....................................................31
         7.7      SHARE CERTIFICATES; REPRESENTATION BY PARTICIPANTS; REGISTRATION REQUIREMENTS..................31


Article VIII Amendment and Termination...........................................................................31
         8.1      AMENDMENT......................................................................................32
         8.2      TERMINATION....................................................................................32


Article IX        General Provisions.............................................................................33
         9.1      EFFECTIVE DATE OF THE PLAN.....................................................................33
         9.2      UNFUNDED STATUS OF PLAN........................................................................33
         9.3      MISCELLANEOUS..................................................................................33


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                           MOBILE AMERICA CORPORATION

                                 INCENTIVE PLAN

ARTICLE I         PURPOSE

         1.1 The purpose of the Mobile America Corporation Incentive Plan ("Plan") is to assist Mobile America Corporation (the "Company"), together with any successor thereto, and its Affiliates in attracting and retaining highly competent individuals to serve as Key Employees and as Non-Employee Directors who will contribute to the Company's success, and in motivating such persons to achieve long-term objectives which will inure to the benefit of all shareholders of the Company.

ARTICLE II        DEFINITIONS

         2.1 AFFILIATE means any entity with respect to which the Company owns or controls, directly or indirectly, shares (or other ownership interests) having 50 percent or more of the voting power.

         2.2      AWARD means any award made under the Plan.

         2.3 AWARD AGREEMENT means a written agreement or other document specifically setting forth the terms and conditions of an Award.

         2.4 CODE means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 COMMITTEE means a committee of the Board of Directors of the Company designated by such Board to administer the Plan as to Key Employee Participants, which committee (i) shall be composed of not less than two Non-Employee Directors who shall also qualify as outside directors, as defined in
                  Section 162(m) of the Code, so long as the Company shall be subject to such provision, and (ii) shall be operated so as to permit grants of Awards to Key Employees who are subject to Section 16 of the Exchange Act to qualify as exempt transactions under Rule 16b-3.

         2.6 DIRECTOR GRANT COMMITTEE means a committee of the Board of Directors of the Company designated by such Board to administer the Plan as to Non-Employee Director Participants, which committee (i) shall be composed of not less than two members of the Board of Directors of the Company who also are employees of the Company or of any Affiliate and (ii) so long as the Company shall have a class of securities registered under Section 12 of the Exchange Act, shall be operated so as to permit grants of Awards to Non-Employee Directors to qualify as exempt transactions under Rule 16b-3.

         2.7 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.8 FAIR MARKET VALUE means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods as shall be established from time to time by the Committee.

         2.9 INCENTIVE STOCK OPTION means an Option designated as an incentive stock option as defined in Code Section 422.


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         2.10     KEY EMPLOYEE means any officer or other key employee of the
                  Company or of any Affiliate who is in a position to make a significant contribution to the management, growth, or profitability of the business of the Company or any Affiliate, as determined by the Committee.

         2.11 NON-EMPLOYEE DIRECTOR means a member of the Board of Directors of the Company who is not an employee of the Company or any Affiliate.

         2.12 NON-QUALIFIED STOCK OPTION means an Option that is not an Incentive Stock Option as defined in Code Section 422.

         2.13 OPTION means any option to purchase Shares granted pursuant to the Plan.

         2.14 PARTICIPANT shall mean any Key Employee (referred to as a Key Employee Participant) or any Non-Employee Director (referred to as a Non-Employee Director Participant) receiving an Award.

         2.15 PERFORMANCE AWARD means the right to receive a payment (measured by (i) the Fair Market Value of a specified number of Shares at the end of the Award period or (ii) the increase in the Fair Market Value of a specified number of Shares during the Award period or (iii) a fixed cash amount payable at the end of the Award period) contingent upon the extent to which certain predetermined performance targets have been met during an Award period.

         2.16 PLAN means the Mobile America Corporation Incentive Plan as set forth herein, and as the same may be amended from time to time.

         2.17 RESTRICTED STOCK means Shares subject to such terms and conditions relating to forfeitability (whether based on performance standards, periods of service or otherwise) and relating to restrictions (including, without limitation, transfer restrictions), which restrictions may lapse separately or in combination at such times, in such installments or otherwise, as the Committee may deem appropriate with respect to Key Employee Participants and as the Director Grant Committee may deem appropriate with respect to Non-Employee Director Participants.

         2.18 RULE 16B-3 means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

         2.19 SHARES mean the shares of common stock of the Company, $0.025 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under
                  Section 4.3 of the Plan.

         2.20 STOCK APPRECIATION RIGHTS mean Awards granted in accordance with Article V.


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ARTICLE III       ADMINISTRATION

         3.1 COMMITTEE. The Plan shall be administered as to Key Employee Participants by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and sole authority to: (i) designate Key Employees to be Participants; (ii) determine the type, amount, duration, and other terms and conditions of Awards to be granted to each Key Employee Participant (including whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property and whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee); (iii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan with respect to any Key Employee Participant; (iv) waive any conditions or other restrictions with respect to, amend, alter, suspend, discontinue, or terminate any Award granted to a Key Employee Participant, prospectively or retroactively, but no such action shall impair the rights of any Key Employee Participant without his or her consent except as provided in Section 4.3, and correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement granted to a Key Employee Participant in the manner and to the extent it shall deem desirable to carry the Plan into effect; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan with respect to Key Employee Participants; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan with respect to Key Employee Participants. Unless otherwise expressly provided in the Plan, all determinations, interpretations, and other decisions under or with respect to the Plan or any Award to a Key Employee Participant shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons. The Committee may delegate its duties to the chief executive officer and to other senior officers of the Company pursuant to such conditions as the Committee may establish, except that only the Committee may select and grant Awards to Key Employee Participants who are subject to Section 16 of the Exchange Act.

         3.2 DIRECTOR GRANT COMMITTEE. The Plan shall be administered as to Non-Employee Director Participants by the Director Grant Committee. Subject to the terms of the Plan and applicable law, the Director Grant Committee shall have full power and sole authority to: (i) designate Non-Employee Directors to be Participants; (ii) make decisions concerning the timing, pricing, and amount of all grants of Awards to Non-Employee Director Participants; and (iii) otherwise take any actions under the Plan with respect to Non-Employee Directors which the Committee is authorized to take under the Plan with respect to Key Employees.


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ARTICLE IV        SHARES

         4.1 NUMBER OF SHARES AVAILABLE. Subject to Section 4.3, the maximum number of Shares which may be issued under the Plan and as to which Awards may be granted is 1,045,000 Shares.

         4.2 SHARES SUBJECT TO TERMINATED AWARDS. The (i) Shares covered by any unexercised portions of terminated Options, (ii) Shares forfeited as provided under the Plan, and (iii) Shares subject to any Awards which are otherwise surrendered by the Participant and as to which Shares no Participant has received any payment or other benefit of ownership with respect thereto, may again be subject to new Awards. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the gross number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares used to measure the amount payable to a Participant in respect of an earned Performance Award and Shares issued in payment of Performance Awards which are denominated in cash amounts shall not again be available for the grant of Awards under the Plan.

         4.3 ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust as to Key Employee Participants any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards, including Incentive Stock Options and Stock Appreciation Rights, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. The foregoing authority shall be exercised as to Non-Employee Director Participants by the Director Grant Committee. In addition, in the event the Company or any Affiliate shall assume outstanding employee or director awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Committee, or the Director Grant Committee in the case of Awards held by Non-Employee Directors, may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards granted to Participants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted to Participants.


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ARTICLE V         STOCK OPTIONS AND STOCK APPRECIATION RIGHTS


         5.1 GRANT OF OPTION. The Committee is hereby authorized to grant Options to Key Employee Participants with such terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine. The Director Grant Committee is hereby authorized to grant Options to Non-Employee Director Participants with such terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Director Grant Committee shall determine.

                  (A) EXERCISE PRICE. The exercise price per Share purchasable under an Option shall be determined at the time of grant and shall be not less than 100% of the Fair Market Value of the Share on the date of grant of such Option.

                  (B) EXERCISABILITY AND METHOD OF EXERCISE. An Option Award may contain such performance targets and waiting periods, and shall become exercisable in such manner and within such period or periods and in such installments or otherwise, as shall be determined at the time of grant. The Committee, or the Director Grant Committee in the case of Awards to Non-Employee Director Participants, shall also determine the method by which, and the form (including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the Option exercise price may be made (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer).

                  (C) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422, or any successor provision thereto, and any regulations promulgated thereunder.

         5.2 STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Key Employee Participants, and the Director Grant Committee is hereby authorized to grant Stock Appreciation Rights to Non-Employee Directors in such amounts and having such grant price, term, methods of exercise, methods of settlement (including whether Stock Appreciation Rights will be settled in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any other terms and conditions as it shall determine, including, without limitation, restrictions on the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

         5.3 COMPLIANCE WITH CODE SECTION 162(M). Notwithstanding any other provision of the Plan, the maximum number of Options and Stock Appreciation Rights, in the aggregate, which may be awarded during any calendar year to any individual Key Employee Participant under the Plan is 25,000 Shares and/or Stock Appreciation Rights, provided, however, that the Committee may make a one-time grant of Options to purchase up to 75,000 Shares for recruitment purposes to a new Key Employee Participant. The Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent


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                  the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

ARTICLE VI        OTHER SHARE-BASED AWARDS

         6.1 GRANT OF OTHER AWARDS. Other Awards, valued in whole or in part by reference to, or otherwise based on, Shares, including but not limited to Performance Awards and Restricted Stock, may be granted either alone or in addition to or in conjunction with other Awards in such amounts and having such terms and conditions as the Committee may determine with respect to Key Employee Participants and as the Director Grant Committee may determine with respect to Non-Employee Director Participants.

ARTICLE VII       TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

         7.1 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee or the Director Grant Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

         7.2 AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER; NO LIMITATIONS ON OTHER AWARDS. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Award need not be the same with respect to each Participant.

         7.3 LIMITATIONS ON TRANSFER OF AWARDS. The rights and interest of a Participant under the Plan may not be assigned, alienated, sold, or transferred other than by will or the laws of descent and distribution; provided, however, that a Key Employee Participant may at the discretion of the Committee, and a Non-Employee Director Participant may at the discretion of the Director Grant Committee, be entitled, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Key Employee Participant or the Non-Employee Director Participant, as the case may be. During the lifetime of a Participant, only the Participant personally, or if permissible under applicable law, such individual's guardian or legal representative, may exercise rights under the Plan. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

         7.4 TAXES. The Company shall be entitled, if the Committee (or the Director Grant Committee in the case of an Award granted to a Non-Employee Director) deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by


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                  the Company in connection with such Participant's Award, and the Company may defer payment or issuance of the cash or Shares upon the grant, exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The Committee, or the Director Grant Committee in the case of an Award granted to a Non-Employee Director, may prescribe in each Award Agreement one or more methods by which the Participant will be permitted to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Company and the withholding from the Award, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares, to satisfy such tax withholding requirements.

         7.5 RIGHTS AND STATUS OF RECIPIENTS. No Employee, Participant or other person shall have any right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Affiliate, and the grant of an Award to a Non-Employee Director shall not confer any right on such Non-Employee Director to continue as a director of the Company.

         7.6 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board of Directors of the Company.

         7.7 SHARE CERTIFICATES; REPRESENTATION BY PARTICIPANTS; REGISTRATION REQUIREMENTS. All certificates for Shares delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee, or the Director Grant Committee in the case of an Award granted to a Non-Employee Director, may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities Exchange Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and legends may be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant to represent to the Company in writing that such Participant is acquiring the Shares without a view to the distribution thereof. Each Award shall be subject to the requirement that, if at any time (i) the listing, registration or qualification of Shares relating to such Award on any securities exchange or under any state or federal securities laws, or (ii) the approval of any regulatory body is necessary or desirable as a precondition thereto, the Award or the issuance of Shares in connection therewith may not be consummated unless such listing, registration, qualification or approval shall have been effected.



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ARTICLE VIII      AMENDMENT AND TERMINATION

         8.1 AMENDMENT. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Article
                  VIII) adversely affect any Award, without the consent of the Participant. It is intended that the Plan be administered in compliance with Rule 16b-3 and Section 162(m) of the Code so long as the Company shall have a class of equity securities registered under Section 12 of the Exchange Act. If any provision of the Plan would be in violation of Rule 16b-3 or
                  Section 162(m) of the Code if applied as written, such provision shall not have effect as written and shall be given effect so as to comply therewith. The Board of Directors of the Company is authorized to amend the Plan and to make any modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m) of the Code, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m) of the Code.

         8.2 TERMINATION. The Directors shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after such termination, but such termination shall not have any other effect, and any Award outstanding at the time of such termination may be exercised after termination at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

ARTICLE IX        GENERAL PROVISIONS

         9.1 EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the date of approval of the Plan by the shareholders of the Company.

         9.2 UNFUNDED STATUS OF PLAN. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any right by virtue of a grant under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         9.3 MISCELLANEOUS. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the state of Florida and applicable federal laws. Section headings are used in the Plan for convenience only, do not constitute a part of the Plan, and shall not be deemed in any way to be relevant to the interpretation of the Plan or any provision thereof. Whenever possible, each provision in the Plan and every Award shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award shall remain in full force and effect.


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